EATON VANCE GLOBAL INCOME BUILDER NEXTSHARES

Supplement to Summary Prospectus dated March 1, 2022

The following changes are effective November 18, 2022.

The following replaces “Portfolio Managers” in “Management”:

Portfolio Managers

Christopher Dyer (lead portfolio manager), Director and Vice President of EVAIL and Director of Global Equity for the Eaton Vance organization, has managed the Fund and the Portfolio since their inception in March 2016.

Derek J.V. DiGregorio, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since July 2021.

Jeffrey D. Mueller, Vice President of EVAIL, has managed the Fund and the Portfolio since their inception in March 2016.

November 15, 2022	41521 11.15.22